COMMON STOCK
                               PURCHASE AGREEMENT


         THIS COMMON STOCK PURCHASE AGREEMENT (the "Purchase Agreement"), dated as of June 2, 2000, is made and entered into by and between DBS Industries, Inc., a Delaware corporation (the "Company") and Patrick Watt House Living Trust (the "Purchaser").

                               W I T N E S S E T H

         WHEREAS, the Purchaser desires to purchase shares of the Company's Common Stock upon the terms and subject to the conditions set forth herein; and

         WHEREAS, the Company desires to sell shares of its Common Stock to the Purchaser who is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, promulgated by the United States Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Securities Act") upon the terms and subject to the conditions set forth herein.

         NOW, THEREFORE, for and in consideration of the premises and the mutual representations, warranties, covenants, and agreements set forth in this Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.       PURCHASE

         1.1. Purchase of DBSI Common Stock. Upon the terms and subject to the conditions set forth in this Purchase Agreement, the Purchaser hereby agrees to purchase from the Company, and the Company hereby agrees to issue and sell to the Purchaser, 50,000 shares of Common Stock (the "DBSI Common Stock").

         1.2. Consideration. In consideration of the purchase in Section 1.1, the Purchaser hereby agrees to pay to the Company the amount of $50,000.00.

         1.3.  Closing  Date.  On the date the  consideration,  as set  forth in
Section 1.2, is received by the Company, by certified check or wire transfer, the Company shall deliver to the Purchaser the DBSI Common Stock represented by a share certificate (the "Closing Date").

2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Purchaser that:

         2.1. Due Organization; Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be

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conducted,  and to  own,  lease  and  operate  any  properties  related  to such business, except where the failure to have such power and authority would not individually or in the aggregate have a Material Adverse Effect (as defined below). The Company is duly qualified or licensed to do business and is in good standing in the State of California. For purposes of this Purchase Agreement, a "Material Adverse Effect" shall mean an event that could reasonably be expected to have a material adverse effect on the business of the Company, or on its results of operations, properties or financial condition; including, but not limited to, any event which reasonably could be expected to result in a potential liability to the Company either individually or in the aggregate in excess of Two Hundred Fifty Thousand Dollars ($250,000).

         2.2. Capitalization and Voting Rights.

                   (i) On the Closing Date, the authorized capital stock of the Company will be as set forth on Schedule 2.2 to this Purchase Agreement. All of such issued and outstanding shares of Common Stock and Preferred Stock will be validly issued and fully paid. The number of shares of Common Stock issuable upon conversion of the Series A Convertible Preferred Stock is subject to adjustment as provided in the Certificate of Designation to the Company's Certificate of Incorporation. The rights, privileges, preferences and restrictions of the Common Stock, Preferred Stock and Series A Convertible Preferred Stock are as stated in the Company's Certificate of Incorporation and Certificate of Designation.

                   (ii) The Company is party to an agreement (the "Equity Line Agreement") which provides that the Company may issue up to 7,500,000 shares of its Common Stock from time to time at the Company's discretion and at a discount to the market price of the Company's Common Stock (an "Equity Draw Down"). Pursuant to the Equity Line Agreement, the Company will also issue a warrant to purchase up to 50% of the number of shares of Common Stock issued as part of any Equity Draw Down.

                   (iii) In addition to shares reserved in connection with the Equity Line Agreement, additional shares of Common Stock have been reserved for issuance sufficient for the exercise of all currently issued and outstanding options, warrants and other rights, as set forth on Schedule 2.2. All of such issued and outstanding warrants, options, and other rights will be validly issued. Except as set forth above, there are no outstanding rights, plans, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of capital stock.

                   (iv) The Company is not a party or subject to any agreement or understanding that affects or relates to the voting or giving of written consents with respect to any security or the voting by any director of the Company.

                   (v) The shares of Common Stock currently outstanding, all outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements for the purchase or acquisition from the Company of any shares of its capital stock have been granted in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or in reliance upon exemptions therefrom.

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                   (vi) To the Company's  knowledge,  no stockholder has entered into any agreements with respect to the voting of capital shares of the Company.

         2.3. Authorization.

                   (i) All corporate action on the part of the Company, its officers, directors and stockholders necessary for the execution and delivery of this Purchase Agreement has been taken, and all corporate actions necessary for the sale and issuance of the Common Stock and the performance of the Company's obligations under this Purchase Agreement have been or will be taken prior to closing.

                   (ii) The DBSI Common Stock when issued and delivered on the Closing Date for the consideration expressed and in compliance with the provisions of this Purchase Agreement, will be duly authorized, validly issued, fully paid and nonassessable, will be free of any liens or encumbrances; provided, however, that such shares may be subject to restrictions on transfer under applicable federal and state securities laws as set forth herein.

         2.4. No Conflict; No Consents or Approvals Required. The Company is not in violation or default of any provision of its Certificate of Incorporation or Bylaws or in violation or default under any judgment, order, writ or decree or agreement to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation of any country applicable to the Company which violation or default, or violations and defaults in the aggregate, would have a Material Adverse Effect.

         2.5. Disclosure. The Company has delivered or made available to the Purchaser all reports, schedules, forms, statements and other documents required to be filed by it with the SEC (the "Commission Filings) pursuant to the reporting requirements of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"). Neither this Purchase Agreement, the exhibits and schedules hereto, the Commission Filings, nor any other written statements or certificates made or delivered by the Company to the Purchaser in connection herewith including, but not limited to, the Company's Form 10-KSB for the year ended December 31, 1999, the Company's Form 10-QSB for the three months ended March 31, 2000 and the proxy statement for the Company's 2000 annual meeting of stockholders contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein and therein not misleading. There is, to the best of the Company's knowledge and belief, no fact which materially and adversely affects the business, prospects, conditions, affairs, or any of the Company's property or assets which has not been set forth in this Purchase Agreement, the exhibits hereto, or the disclosure documents referenced in this Section 2.7.

         2.6. Binding Effect. This Purchase Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its respective terms subject to applicable bankruptcy, insolvency, and other laws affecting the enforcement of creditors' rights generally. Each of the shares of DBSI Common Stock, when issued pursuant to this Purchase Agreement shall constitute a valid and binding obligation of the Company.

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


         2.7. Governmental Regulation. Except as required pursuant to the Securities Act, the Exchange Act, and state securities laws, the Company is not subject to any federal or state law or regulation limiting its ability to issue the Common Stock.

         2.8. Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could have a Material Adverse Effect, and the Company reasonably believes it can obtain, directly or indirectly and without undue burden or expense, any similar authority, including, but not limited to, the License, for the conduct of its business as planned to be conducted. The Company is not in default under any of such franchises, permits, licenses, or other similar authority where such default, or defaults in the aggregate, would have a Material Adverse Effect.

         2.9. Litigation. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against the Company that questions the validity of this Purchase Agreement or any other agreement or instrument contemplated hereunder or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might have a Material Adverse Effect on the Company. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is currently no action, suit, proceeding or investigation by the Company pending or that the Company intends to initiate that would have a Material Adverse Effect.

         2.10. Absence of Certain Changes or Events. Since December 31, 1999 and other than as disclosed herein or in the Commission Filings, the Company has not, and will not have as of the Closing Date:

                   (i) suffered any material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations, of the Company, whether as a result of any revocation of a license or right to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation or other public force or, to the knowledge of the Company, as a result of any legislative or regulatory change or other events or circumstances;

                   (ii) experienced any change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations, of the Company except (i) in the ordinary course of business or (ii) resulting from the private placement of the Company's securities for cash/or services;

                   (iii) suffered any physical damage, physical destruction or physical loss, whether or not covered by insurance, in an aggregate amount in excess of One Hundred Thousand Dollars ($100,000);

                   (iv) granted or agreed to make any increase in the compensation payable or to become payable by the Company to its officers or employees, except those occurring in the ordinary course of business or approved by the Company's Compensation Committee;

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


                   (v) declared, set aside or paid any dividend or made any other distribution on or in respect of the shares of the capital stock of the Company or declared any direct or indirect redemption, retirement, purchase or other acquisition by the Company of such shares;

                   (vi) made any change in the accounting methods or practices it follows, whether for general financial or tax purposes, or any change in depreciation or amortization policies or rates adopted therein;

                   (vii) sold, leased, abandoned, or otherwise disposed of any real property or any machinery, equipment or other operating property other than in the ordinary course of business;

                   (viii) sold, assigned, transferred, licensed or otherwise disposed of any patent, trademark, trade name, brand name, copyright (or pending application for any patent, trademark, or copyright), invention, work of authorship, process, know-how, formula or trade-secret or interest thereunder or other intangible asset except in the ordinary course of business;

                   (ix) suffered any dispute, to the knowledge of the Company, involving any employee that would have a Material Adverse Effect;

                   (x) to the knowledge of the Company, incurred any liabilities absolute or contingent except for accounts payable or accrued salaries that have been incurred in the ordinary course of business and consistent with past practices;

                   (xi) permitted or allowed any of its material property or assets to be subjected to any mortgage, deed of trust, pledge, lien, security interest, or other encumbrance of any kind, other than any purchase money security interests incurred in the ordinary course of business;

                   (xii) paid, loaned or advanced any amount to, or sold, transferred or leased any properties or assets to, or entered into any agreement or arrangement with any of its affiliates, officers, directors or shareholders or any affiliate or associate of any of the foregoing except for transactions which are normal and customary in employment agreements relating to relocation expenses;

                   (xiii)  agreed to take any action  described  in this Section
2.15 or outside of its ordinary course of business or which would constitute a breach of any of the representations contained in this Purchase Agreement.

3.       REPRESENTATIONS AND WARRANTIES OF PURCHASER

         The Purchaser represents and warrants that:

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


         3.1. Authorization All action on the part of the Purchaser, and if the Purchaser is a corporation, its officers, directors and stockholders, necessary for the purchase of the DBSI Common Stock pursuant hereto and the performance of the Purchaser's obligations hereunder has been taken.

         3.2. Purchase Entirely for Own Account This Purchase Agreement is made with the Purchaser in reliance upon such Purchase's representation to the Company, which by the Purchaser's execution of this Purchase Agreement the Purchaser hereby confirms, that the DBSI Common Stock to be purchased by the Purchaser are being acquired for investment purposes for the Purchaser's own account and not with a view to the resale or distribution of any part thereof except in accordance with applicable federal and state securities laws.

         3.3. Reliance Upon Purchaser's Representations The Purchaser understands that the DBSI Common Stock has not been registered under the Securities Act on the grounds that the transactions contemplated by this Purchase Agreement and the issuance of the DBSI Common Stock hereunder are exempt from registration under the Securities Act pursuant to Regulation D promulgated thereunder, and that the Company's reliance on such exemption is predicated on the Purchaser's representations set forth herein.

         3.4. Receipt of Information. The Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the DBSI Common Stock which have been requested by the Purchaser. The Purchaser has received all the information, including, but not limited to, the Commission Filings, the Form 10-KSB for the year ended December 31, 1999, the Form 10-QSB for the three months ended March 31, 2000, the Company's proxy statement for its 2000 annual meeting of stockholders, its Certificate of Incorporation, and all amendments thereto, and its Bylaws, and all amendments thereto, as well as all other information, it considers necessary or appropriate for deciding whether to purchase the DBSI Common Stock. The Purchaser further represents that it has had the opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the DBSI Common Stock hereby, and the business, properties, prospects, and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to the Purchaser or to which the Purchaser has access. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 hereof or the right of the Purchaser to rely thereon.

         3.5. Investment Experience The Purchaser represents that it is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of the investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the DBSI Common Stock. The Purchaser further represents that it has not been organized solely for the purpose of acquiring the DBSI Common Stock.

         3.6. Accredited Investor. The Purchaser represents that it is an "accredited investor" as that term is defined in SEC Rule 501(a) of Regulation D, 17 C.F.R. 230.501(a).

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         3.7.  Restricted  Securities.  The Purchaser  understands that the DBSI
Common Stock issued, or to be issued, hereunder may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the DBSI Common Stock, or an available exemption from registration under the Securities Act, the DBSI Common Stock must be held indefinitely. In particular, the Purchaser is aware that the DBSI Common Stock may not be sold pursuant to SEC Rule 144, 17 C.F.R. 230.144 ("Rule 144"), unless all of the conditions of that Rule are met.

         3.8. Legends. To the extent applicable, each certificate or other document evidencing the DBSI Common Stock shall be endorsed with the legend set forth in Section 4.2 herein.

         3.9. Advice of Counsel. The Purchaser represents and warrants that he has been advised, and is hereby advised, to seek the representation of counsel for the transactions contemplated herein prior to executing this Purchase Agreement

4.       RESTRICTIONS ON TRANSFERABILITY

         4.1. Restrictions on Transferability. The DBSI Common Stock shall not be transferable, except upon the conditions specified in this Section 4. The Purchaser will cause any successor or proposed transferee of their DBSI Common Stock to agree to take and hold such DBSI Common Stock subject to the conditions specified in this Section 4. The Purchaser acknowledges the restrictions upon its right to transfer the DBSI Common Stock set forth in this Section 4.

         4.2. Each certificate representing the DBSI Common Stock shall (unless otherwise permitted or unless the securities evidenced by such certificate shall have been registered under the Securities Act) be stamped or otherwise imprinted with a legend in the following form (in addition to any legend required under applicable state securities laws):

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, OFFERED TO SALE, TRANSFERRED, PLEDGED,
         HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT PURSUANT TO (i) A REGISTRATION STATEMENT RELATING TO THE SECURITIES WHICH IS EFFECTIVE UNDER THE SECURITIES ACT, (ii) RULE 144 PROMULGATED UNDER THE
         SECURITIES ACT OR (iii) AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS IS AVAILABLE."

                  Each certificate evidencing the DBSI Common Stock which has been transferred pursuant to Section 4.3 below shall be stamped or otherwise imprinted with the legend set forth above unless the Company receives a written opinion of legal counsel or other evidence reasonably satisfactory to the

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

Company to the effect that such legend is not required in order to ensure compliance with any provision of the Securities Act or applicable state securities laws.

         4.3. Notice of Proposed Transfer Prior to any proposed transfer of any of the DBSI Common Stock (other than under circumstances described in Section
4.4 hereof), the Holder (as such term is hereinafter defined) thereof shall give written notice to the Company of such Holder's intention to effect such transfer. "Holder" shall mean the Purchaser and/or any individual, corporation, association, partnership, group, joint venture, business trust, unincorporated organization, or governmental agency or authority or political subdivision thereof, who (a) is (i) an affiliate of the Purchaser or (ii) is not an affiliate of the Purchaser but the transfer to whom is consented in writing by the Company, (b) who is a transferee and holder of record of DBSI Common Stock and (c) who agrees to be bound by the terms of this Purchase Agreement. Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail. Upon reasonable request by the Company, the Holder shall deliver a written opinion (the "Opinion") of legal counsel, addressed to the Company and reasonably satisfactory in form and substance to the Company and the Company's counsel, to the effect that the proposed transfer of the DBSI Common Stock may be effected without registration under the Securities Act. The Holder of such DBSI Common Stock shall be entitled to transfer such DBSI Common Stock, subject to the restrictions contained in this Purchase Agreement, in accordance with the terms of the notice delivered by the holder to the Company.



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         4.4.  Piggy-Back  Registration  Rights  The  Company  agrees to provide
Purchaser with the following piggy-back registration rights:

                   (i) If, at any time after the Closing Date, the Company shall determine to register any of its Common Stock for its own account or for the account of others, other than a registration relating solely to "employee benefit plans" (Form S-8), or a registration relating solely to a Commission Rule 145 transaction (Form S-4), or a registration on any registration form which does not permit secondary sales the Company will give notice to the Purchaser of its intention to effect such a registration prior to the anticipated date of filing with the SEC of a registration statement with respect to such registration. Such notice shall offer the Purchaser the opportunity to include in such registration statement all or part of the DBSI Common Stock purchased hereunder (a "Piggyback Registration"). Subject to the provisions hereof, the Company shall include in such Piggyback Registration all shares with respect to which the Company has received a written request from the Purchaser for inclusion therein within fifteen (15) calendar days after the receipt by the Purchaser of the Company's notice.

                   (ii) If a Piggyback Registration is being made with respect to an underwritten primary registration on behalf of the Company and the managing underwriter or underwriters advise the Company in writing that in their opinion the total number or dollar amount of securities of any class requested to be included in such registration is sufficiently large to adversely affect the success of such offering, the Company shall include in such registration:
(i) first, all securities the Company proposes to sell to the public, the proceeds of which shall go to the Company, (ii) second, up to the full number of the shares requested to be included by selling stockholders who, prior to the Closing Date, have entered into agreements providing registration rights from the Company, and (iii) third, up to the full number of shares of DBSI Common Stock requested to be included in such registration in excess of the number or dollar amount of securities the Company proposes to sell which, in the opinion of such managing underwriter or underwriters, can be sold without adversely affecting the offering.

         4.5.  Expenses.  The  expenses  of  registration  effected  pursuant to
Section 4.4 hereof shall be borne by the Company, except any underwriting discounts or commissions or transfer taxes, if any, attributable to the sale of Registrable Securities by the Holders.

5.       MISCELLANEOUS

         5.1. Entire Agreement. This Purchase Agreement constitutes the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth therein.

         5.2. Survival of Warranties. The warranties, representations, and covenants of the Company and the Purchaser, jointly and severally, contained in or made pursuant to this Purchase Agreement shall survive the execution and delivery of this Purchase Agreement.

         5.3. Successors and Assigns Except as otherwise provided herein, the terms and conditions of this Purchase Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Company and the

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

Purchaser. Nothing in this Purchase Agreement, express or implied, is intended to confer upon any party other than the Company or the Purchaser, or their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Purchase Agreement, except as expressly provided in this Purchase Agreement.

         5.4. Governing Law. With respect to contract law issues, this Purchase Agreement shall be governed by and construed in accordance with the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. With respect to corporate law issues, this Purchase Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         5.5. Counterparts. This Purchase Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

         5.6. Titles and Subtitles. The titles and subtitles used in this Purchase Agreement are used for convenience only and are not to be considered in construing or interpreting this Purchase Agreement.

         5.7. Notices. All notices or other communications required or permitted hereunder shall be in writing (except as otherwise provided herein) and shall be deemed duly given when received by delivery in person, by facsimile, telex or telegram or by an overnight courier service or three (3) days after deposit in the U.S. Mail, certified with postage prepaid, addressed as follows:

                 If to Company:    DBS Industries, Inc.
                                   100 Shoreline Highway, Suite 190A
                                   Mill Valley, California 94941
                                   Attn: Fred W. Thompson

                 with copies to:   Bartel Eng Linn & Schroder
                                   300 Capitol Mall, Suite 1100
                                   Sacramento, California 95814
                                   Attn: Scott E. Bartel, Esq.
                                   Eric J. Stiff, Esq.

                 If to Purchaser:  Patrick Watt House
                                   135 Underhill Road
                                   Mill Valley, CA 94941

or to such other addresses as a party may designate by five (5) days' prior written notice to the other party.

         5.8. Attorneys' Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Purchase Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

5.9. Amendments and Waivers. This Purchase Agreement may not be amended, modified or supplemented and no waivers of or consents to departures from the provisions hereof may be given unless consented to in writing by the Company and the Holders of a majority of the Registrable Securities.

5.10. Severability. If one or more provisions of this Purchase Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Purchase Agreement and the balance of this Purchase Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

         IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the date first above written.

                                    COMPANY:

                                    DBS Industries, Inc.


                                    By: ________________________________
                                        Randy Stratt, Secretary



                                   PURCHASER:



                                   _____________________________________
                                   Patrick Watt House